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                                                                   EXHIBIT 99.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-67005) (the "Registration Statement") of our report dated January 8, 1999, included in the Annual Report on Form 10-K for Lakehead Pipe Line Partners, L.P. ("Lakehead"), for the year ended December 31, 1998, and all references to our Firm included or made a part of the Registration Statement.

         In addition, we hereby consent to the incorporation by reference in the Registration Statement of our report dated January 8, 1999, included in the Current Report on Form 8-K for Lakehead, dated April 15, 1999.



/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 21, 1999